Crop Purchase Agreement



BY  AND  BETWEEN:

Gladwin  Farms,  Ltd.
5327  Gladwin  Road
Abbotsford,  British  Columbia,  Canada  V4X  1X8
(hereinafter  referred  to  as  the  "Seller")

                                                      -OF  THE  FIRST  PART

AND:

Nutri  Berry  Industries,  Inc.
20269  Fraser  Highway
Langley,  British  Columbia,  Canada  V3A  4E7
(hereinafter  referred  to  as  the  "Purchaser"

                                                     -OF  THE  SECOND  PART

WHEREAS:

THE  SELLER  HEREBY  WARRANTS  THAT:

(1) The Seller is a resident of the Province of British Columbia, Canada, and has the authority to enter into this Crop Purchase Agreement to sell the 2002 crops of Blueberries, Cranberries and Raspberries, hereinafter referred to as the "Crops".

(2) The Seller is a bona-fide owner of the Crops and has the ability to sell these Crops at a specified price.

(3)  The Seller is hereby offering the sale of the subject Crops in the form of
     ________________________________________.

(4) The Seller hereby warrants that the subject Crops shall be FOB, Abbotsford, British Columbia, Canada

(5) The Seller hereby agrees that the Purchaser will have the right to purchase subsequent Crops for the years 2003 and 2004 under similar terms and conditions.

(6) All payments must be made by bona-fide Letter of Credit or other form of payment acceptable to the Seller.



THE  PURCHASER  HEREBY  WARRANTS  THAT:

(1) The Purchaser is a publicly held Nevada corporation and has the Board of Directors approval to enter into this Agreement.


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(2)  The Purchaser is desirous of purchasing the subject Crops from the Seller in the form of ______________________ on or about the month of ____________, 2002.


(3) The Purchaser agrees to purchase the subject Crops from the Seller and take delivery of the Crops in Abbotsford, British Columbia, Canada.

(4) The Purchaser agrees to pay for the Crops in the form of a bona-fide Letter of Credit or other form of payment acceptable to the Seller.


NOW  THE  PARTIES  DO  HEREBY  AGREE  AS  FOLLOWS:

(1) The Seller and Purchaser are entering into this agreement this 29th day of April, 2002.

(2)  The Seller agrees to sell to the Purchaser the following Crops:

          6,000,000 pounds of Blueberries @ $.85 USD per pound; and 2,000,000 pounds of Cranberries @ $.55 USD per pound

(3) In the event of dispute regarding this Agreement, the Parties hereto agree to the jurisdiction of British Columbia, Canada for any and all legal matters pertaining to the Agreement.


THE  FOLLOWING  DO  HEREBY  AFFIX  THEIR  SIGNATURES:

Seller:


/s/ Rajinder  Lally
________________________________________
Mr.  Rajinder  Lally  for  Gladwin  Farms,  Ltd.


Purchaser:

/s/ Henry  Martens
________________________________________
Mr.  Henry  Martens  for  Nutri  Berry  Industries,  Inc.